CONSOLIDATED BALANCE SHEETS (Parenthetical) - USD ($)	Jul. 31, 2017	Jul. 31, 2016
Common stock, par value	$ 1	$ 1
Common stock, shares authorized	5,000,000	5,000,000
Common stock, shares issued	2,178,297	2,178,297
Treasury stock, shares	162,517	162,517
Unrealized Gain on Available-for-sale Securities - Net of Deferred Taxes [Member]
Unrealized gain (loss) on available-for-sale securities, deferred taxes (benefit)	$ 190,000	$ 136,000